UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2004



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


               DELAWARE                                 0-18121                              36-3664868
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

      55TH STREET & HOLMES AVENUE                                                               60514
       CLARENDON HILLS, ILLINOIS                                                             (Zip Code)
    (Address of principal executive
               offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         Attached as Exhibit 99.1 is a copy of the Press Release issued by MAF Bancorp, Inc. on January 28, 2004 announcing the corporation's financial results for the fourth quarter of 2003, which is incorporated herein by reference.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAF BANCORP, INC.


                                            By:  /s/ Jerry A. Weberling
                                                 -------------------------------
                                                 Jerry A. Weberling
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date:  January 28, 2004


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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1   Press Release dated January 28, 2004.


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